UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 1, 2009

QUICKSILVER GAS SERVICES LP
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33631	56-2639586
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 West Rosedale Street
Fort Worth, Texas 76104
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 665-8620

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Financial Statements

The audited balance sheet for the year ended December 31, 2008 and the unaudited balance sheet as of June 30, 2009 of Quicksilver Gas Services GP LLC, the general partner of Quicksilver Gas Services LP, are included in this Current Report on Form 8-K as Exhibits 99.1 and 99.2.

Emerging Issues Task Force (“EITF”) Issue No. 07-4, Application of the Two – Class Method under FASB Statement No. 128, Earnings per Share, to Master Limited Partnerships (“EITF 07-04”), was issued in March 2008.  EITF 07-4 addresses how master limited partnerships calculate earnings per unit using the two-class method and how earnings of a master limited partnership should be allocated among its general partner, limited partners and other participating securities.  The adoption of EITF No. 07-4 on January 1, 2009, which has retrospective application, had no effect on the historical annual or quarterly earnings per unit for Quicksilver Gas Services LP, and only immaterially impacted the allocation between its general partner and limited partners.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Consolidated Balance Sheet of Quicksilver Gas Services GP LLC as of December 31, 2008
99.2	Condensed Consolidated Balance Sheet of Quicksilver Gas Services GP LLC as of June 30, 2009 (unaudited)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUICKSILVER GAS SERVICES LP

By:	Quicksilver Gas Services GP LLC,
its General Partner

By:	/s/ Philip Cook
Philip Cook
Senior Vice President - Chief Financial Officer

Date: September 1, 2009

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Consolidated Balance Sheet of Quicksilver Gas Services GP LLC as of December 31, 2008
99.2	Condensed Consolidated Balance Sheet of Quicksilver Gas Services GP LLC as of June 30, 2009 (unaudited)